Exhibit 99.1
Cullen/Frost Bankers, Inc. Merrill Lynch Banking & Financial Services Investor Conference

Cautionary Statement Certain statements contained in this package that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified. In addition, certain statements may be contained in the Corporation's future filings with the SEC, in press releases, and in oral and written statements made by or with the approval of the Corporation that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Cullen/Frost or its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: Local, regional, national and international economic conditions and the impact they may have on the Corporation and its customers and the Corporation's assessment of that impact. Changes in the level of non-performing assets and charge-offs. Changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements. The effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board. Inflation, interest rate, securities market and monetary fluctuations. Political instability. Acts of war or terrorism. The timely development and acceptance of new products and services and perceived overall value of these products and services by users. Changes in consumer spending, borrowings and savings habits. Changes in the financial performance and/or condition of the Corporation's borrowers. Technological changes. Acquisitions and the integration of acquired businesses. See the Corporation's current reports on Form 8-K filed with the SEC on July 3, 2006 and July 7, 2006 and the registration statements on Form S-4 and Form S-4/A filed with the SEC on August 15, 2006 and September 14, 2006. The ability to increase market share and control expenses. Changes in the competitive environment among financial holding companies and other financial service providers. The effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which the Corporation and its subsidiaries must comply. The effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters. Changes in the Corporation's organization, compensation and benefit plans. The costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews. Greater than expected costs or difficulties related to the integration of new products and lines of business. The Corporation's success at managing the risks involved in the foregoing items. Forward-looking statements speak only as of the date on which such statements are made. The Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Company Profile Our Founder Col. T.C. Frost www.frostbank.com Headquartered in San Antonio, we are the largest Texas-based bank holding company $11.6 Billion in assets ($12.7 Billion Pro Forma Summit) $22.6 Billion in trust assets 2006 Ytd ROA 1.70% 93 locations in 12 Texas markets (105 Pro Forma Summit) Founded in 1868 Data as of September 30 2006

Relationship Banking Caring Excellence Integrity Mission Statement We will grow and prosper, building long-term relationships based on top quality service, high ethical standards and safe, sound assets. Core Values

Strategic Position "In order to compete with the megabanks, it is important that we have a broad range of products. But at the same time, it's important that we deliver in a community banking organization." Dick Evans Share of Banking Assets Percent of Institutions Product driven Relationship driven 1% Mega Banks Community Banks 70% 3% 96% 20% 10% Frost Bank Deliver Relationship with product selection

Market Demographics Home to 3 of the top 10 largest cities in the United States. Houston #4 San Antonio #7 Dallas #9 Texas Ranks 2nd in U.S. population at 23.1 million Represents 70% of the State's population Texas median Household inc. $47,845 Median Household inc. $51,451 1990 - 2000 Population growth 22.8% Ranks 8th in world economies over 7% of U.S. population United States 1990 - 2000 Population growth 13.2% CFR Markets Source - U.S. Census Bureau and Texas Comptroller

San Antonio 20 Deposit Rank #1 * 7th Largest city in the U.S. Home to 5 Fortune 500 companies Yr. over Yr. job growth was 2.3% as of Aug 2006. Nat'l Avg. was 1.6%. Major industries include: Biomedical,Tourism and Military. Over two-thirds of the trade between the US and Mexico is moved through the area. Home to Toyota's newest $800MM Truck Plant in North America. Expected to create 2,000 directly related jobs. * (Based on SNL deposits at 6/30/06 for Banks and Thrifts in Bexar county)

Dallas / Fort Worth Deposit Rank *- Fort Worth #4 Dallas #16 * (Based on SNL deposits at 6/30/06 for Banks and Thrifts in Tarrant county for Fort Worth and Dallas county for Dallas. Includes pro-forma deposits for SBIT in Tarrant county) Summit Banchares, Inc. 1 2 3 4 5 6 7 8 9 10 11 12 Fort Worth is Texas' third largest deposit market DFW airport is the third busiest airport in the world and the nation's largest inland port. DFW is the distribution center of the Southwest Second largest high-tech sector in the nation. Home to 17 Fortune 500 companies. Yr. over Yr. job growth was 3.2% for Dallas and 2.5% for Fort Worth as of Aug 2006. Nat'l Avg. was 1.6%. DFW claims 25% of the state's population and 33% of the state's total product as measured by GDP.

Houston Deposit Rank #9 * 4th Largest city in the US Home to 19 Fortune 500 companies More than half of the world's 100 largest non-US based corporations have operations in Houston. Port of Houston contributes $ 7.7 Billion to the local economy and provides 200,000 direct and related jobs. Yr. over Yr. job growth was 3.2% as of Aug 2006. Nat'l Avg. was 1.6%. The Houston CMSA, if it were a state, would rank 22nd in population, behind Minnesota and ahead of Louisiana and Alabama. * (Based on SNL deposits at 6/30/06 for Banks and Thrifts in Harris county)

Austin Austin was ranked #1 by Forbes.com for the best U.S. city for business and careers. Austin's business costs are 6.1% below the national average. 72% employment growth from 1990-2000 with over 280,000 new jobs added. Yr. over Yr. job growth was 3.3% as of Aug 2006. Nat'l Avg. was 1.6%. Home to the University of Texas and the #1 P.C. Maker in the Country Home to 2 Fortune 500 companies. Deposit Rank #6 * * (Based on SNL deposits at 6/30/06 for Banks and Thrifts in Travis county)

Corpus Christi Corpus Christi Bay Deposit Rank #2 * 7th Largest City in Texas 7th Largest Port in the U.S. Employs 40,000 Texans and provides $2.2 billion in income Yr. over Yr. job growth was 1.0% as of Aug 2006. Nat'l Avg. was 1.6% Major industries include: Petrochemical, Military, Tourism Highways and Rail system connect Corpus to the rest of North America Vast sea channels link the Port of Corpus Christi to the globe. * (Based on SNL deposits at 6/30/06 for Banks and Thrifts in Nueces county)

Rio Grande Valley Area of Detail Mc Allen is the geographic center of the region most recently termed "The Borderplex" NAFTA and the maquiladora concept have bolstered the Borderplex economy Mc Allen and Harlingen ranked 5th and 9th respectively on Forbes Best Places for business and careers. Yr. Over Yr. Job growth 5.1% as of Aug 2006. Nat'l Avg. was 1.6%. (McAllen MSA) Deposit Rank #7 * * (Based on SNL deposits at 6/30/06 for Banks and Thrifts in Hidalgo county)

Strategic Position Banking Insurance Trust & Financial Management

Deposit Growth 2000 2005 3rd Qtr 4th Qtr DDA 2103 3305 Time 4353 5764 North 2001 2006 September Ytd Average Deposits 5yr CAGR 7.0% Non-interest bearing demand deposits 36.5% 5yr cagr 9.5% $9,068 $6,456 $ In Millions

Deposit Growth by Region San Antonio Ft. Worth Houston Austin Corpus Christi Dallas Valley $ In Millions Qtd Average Deposits $121 $346 $634 $908 $1,445 $1,150 $3,115 $418 $451 $615 $992 $1,842 $2,168 $3,268 $0 $2,000 $4,000 3rd Qtr 05 3rd Qtr 06 Pro Forma Summit merger

Loan Growth 2001 2006 3rd Qtr 4th Qtr C&I 1945 3067 CRE 1498 2455 Consumer 1095 994 Sep 2001 Sep 2006 5yr CAGR 7.5% 5yr cagr 9.5% $6,516 $4,538 5yr cagr 10.4% C& I Loans CRE Loans Consumer Loans Period-end Loans

Loan Growth by Region $ In Millions Qtd Average Loans Fort Worth Houston San Antonio Dallas Austin Valley Corpus Christi 3rd Qtr 05 1211 1289 1196 690 514 161 335 3rd Qtr 06 2148 1663 1383 743 543 340 326 Ft. Worth Houston San Antonio Dallas Austin Valley Corpus Christi Pro Forma Summit merger

Quarterly Loan Trend Q 1 5286 Q 2 5483 Q 3 5593 Q 4 6008 Q 1 6307 Q 2 6539 Q 3 6565 Q 4 0.688 2006 0.714 Average Loans 2005 2006 $ In Millions

Loans & Deposits 1998 0.63 1999 0.673 2000 0.719 2001 0.694 2002 0.658 2003 0.594 2004 0.621 2005 0.688 2006 0.714 1998 0.0493 1999 0.0515 2000 0.0532 2001 0.0489 2002 0.0459 2003 0.0398 2004 0.0405 2005 0.0445 2006 0.0468 Loans to Deposits Ratio (YTD AVG) Net Interest Margin / Earning Assets (YTD)

Credit Quality Asset Quality - Operating Net Charge-off Ratio 94 95 96 97 98 99 12:00:00 AM 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005 Q1 06 Q2 06 Q3 06 Charge Off Ratio -0.2497 14.43 0.0012 0.0021 0.0018 0.0022 0.0021 0.0067 0.0028 0.0021 0.002 0.0016 0.0016 0.0023 0.001 Peer 3.3 4.5 5.2 6 6.3 7.1 0.0046 0.0046 0.0053 0.0037 0.0025 0.0021 0.0023 0.0019 0.0015 Peer >10 45.9 46.9 45 43.9 0.007 0.0104 0.0117 0.0094 0.007 0.0067 0.0047 0.0049 0.0056 Data source: SNL data SNL Bank > $10B Cullen/Frost Bankers, Inc

Total Revenue 2006 Ytd Fee Income 34% of Revenue Service Charges Trust Insurance Other Net Interest Income Revenue 11 9 4.2 10.1 65.7 Service charges on deposits 11.0% Trust Fees 9.0% Insurance commissions & fees 4. 2% Other fees 10.1% Net Interest Income 65.7%

Service Charges on Deposits Correspondent Commercial Retail Commercial fees 10 43 47 % of Service charges on deposits Commercial Fees 43% Retail fees 47% Service charges on deposit accounts 32% % of CFR Non-interest Income 1998 1999 2000 2001 2002 2003 2004 2005 2006 ytd Expense 283035 303812 339657 312142 326035 Service charges on deposits 53601 58787 60627 70534 78417 87805 87415 78751 57974 Correspondent Fees 10% 2006 Ytd Commercial activity Service Chgs Correspondent 68 32 8

Financial Management Group private trust employee benefits FMS Trust fees 71 14 15 % of CFR Trust Fees Private Trust 71% Employee Benefits 14% Financial Mgmt Services 15% Trust Fees Service Chgs 26 74 % of CFR Non-interest Income Trust Fees 26% Managed $8.9 Custody Managed Trust Assets 13.7 8.9 Trust Assets Market Value $22.6 Billion Custody $13.7 Fixed Equities Cash equiv Oil & Gas Other Managed Assets 31 37 17 9 6 Managed Assets $8.9 Billion Fixed Income 31% Equities 37% Cash Equiv. 17% Oil & Gas 9% Other 6% 2006 Ytd

Frost Insurance Agency (FIA) Commercial Benefits Personal lines Insurance Commissions 63 16.4 22 15 % of Insurance Commissions Commercial 63% Employee Benefits 22% Personal lines 15% Insurance Commissions Other Non-int inc 2 12 88 % of CFR Non-interest Income Insurance Commissions and fees 12% 2006 Ytd

Financial Performance Return on Assets * 1992 1993*** 1994 1995 1996 1997 1998** 1999 2000 2001 2002 2003 2004 2005 1Q 06 2Q 06 3Q 06 Cash Earnings ROA 0.0085 0.0104 0.0114 0.0133 0.0139 0.0144 0.0148 0.0159 0.0169 0.0135 ROA 0.0084 0.0093 0.0102 0.012 0.0123 0.0128 0.0133 0.0145 0.0156 0.0102 0.0146 0.0136 0.0147 0.0163 0.0168 0.017 0.0172 * Note: ROA for Years 2000 -2002 are calculated using Net Income from continuing operations.

Cullen/Frost Bankers, Inc. Merrill Lynch Banking & Financial Services Investor Conference